SHAREHOLDER LETTER


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Your Trust's Goal: Franklin Universal Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report for Franklin Universal Trust, which covers the period ended February 28, 2001.

ECONOMIC OVERVIEW

After enjoying a decade-long expansion, the U.S. economy finally started to show signs of weakening during the six months under review. Third and fourth quarter 2000 annualized gross domestic product (GDP) growth dropped sharply to 2.2% and 1.0%, compared with the sizzling 5.6% annualized GDP growth from the second quarter. Fourth-quarter performance was weaker than expected and marked the slowest growth in more than five years. In addition, consumer confidence fell for three straight months and ended the period at the lowest level in almost four years. Concerned that recession was more of a threat than higher inflation, the Federal Reserve Board (Fed) backed off its tightening bias in December 2000. The Fed proceeded to cut the federal funds target rate unexpectedly in early January and again at the end of January for a total of 100 basis points, or 1.0%.


CONTENTS



Shareholder Letter .......    1

Performance Summary ......    8

Dividend Reinvestment
and Cash Purchase Plan ...   10

Financial Highlights &
Statement of Investments .   14

Financial Statements .....   21

Notes to
Financial Statements .....   25



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 15.

"The Dow, S&P 500 and Nasdaq somewhat recovered, and investors once again began favoring riskier investments such as high yield bonds."


The financial markets and the asset classes that make up a majority of the Trust's investments displayed two distinctly different behaviors influenced by the change in monetary policy and economic environment during the six-month period. From September through November, the Dow Jones(R) Industrial Average (the Dow), the Standard & Poor's 500(R) (S&P 500(R)) Composite Index and the technology-heavy Nasdaq Composite Index (Nasdaq(R)) plummeted as a result of higher interest rates, rising energy costs and a deteriorating corporate earnings outlook.(1) The yield on the benchmark 10-year U.S. Treasury note also declined, falling from 5.72% on August 31, 2000, to 5.11% on December 31, 2000. Most of this drop occurred in November and December when worries about corporate earnings and a slowing economy became more pronounced. Due to the volatile stock market and slowing economic environment during the first four months of the period, risk averse investors preferred safer utility stocks over riskier high yield bonds, and high yield bonds performed poorly while utility stocks rose.

From early January through early February, investors appeared to interpret the Fed's reducing interest rates as a sign that it was willing to aggressively combat an economic slowdown. The Dow, S&P 500 and Nasdaq somewhat recovered, and investors once again began favoring riskier investments such as high yield bonds. The yield difference between high yield bonds and Treasuries narrowed, and with the 10-year U.S. Treasury yield fairly stable since the end of December, high yield bonds rallied.



1. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,000 companies.

Reflecting high yield bonds' strong performance in January and February, the CS First Boston Global High Yield Index delivered 7.06% for those two months. However, the index only returned 1.39% for the six-month reporting period.(2) As investors returned to riskier assets, however, they largely abandoned utility stocks. This shift in sentiment, combined with the California energy crisis, caused the S&P Electrical Companies Index to lose 5.53% in January and February. However, the index still returned 14.47% for the period under review.(3)

The Trust sought to take advantage of the opportunities created by market volatility during the six months ended February 28, 2001. In late 2000, as the high yield market was trading at spreads to Treasuries not seen since the last recession, we initiated several new positions and added to existing holdings whose fundamental performances were still strong but whose prices were impacted by a weak market. In early 2001, the Trust continued to selectively add to its high yield bond exposure while selling bonds of companies we believe may suffer from an economic slowdown. On the other hand, when utility stock valuations climbed in November and early December, we selectively lightened our exposure to that sector and shifted our exposure away from companies impacted by the California energy crisis. In this volatile environment, the Trust's six-month cumulative total return was +4.73% based on the change in net asset value and +10.02% based on the change in market price on the New York Stock Exchange.




(2) Source: Standard and Poor's Micropal. The unmanaged index is constructed to mirror the high yield debt market and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

(3) Source: Standard and Poor's Micropal. The unmanaged S&P Electrical Companies Index is a subsector of the Utilities Sector of the S&P 500. It includes all the companies in the Electrical Companies industry that are in the S&P 500. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

PORTFOLIO BREAKDOWN
Based on Total Market Value
2/28/01

Corporate Bonds                         66.0%

Utilities Stocks                        23.2%

Foreign Government
U.S. Dollar-Denominated Bonds            4.9%

Misc. Equities & Preferred Stocks        3.9%

Convertible Bonds                        1.4%

Natural Resources Equities &
Preferred Stocks                         0.6%

Foreign Government Agencies              0.2%

Cash & Equivalents                       0.8%


INDUSTRY DISCUSSIONS

TELECOMMUNICATIONS

Due to the general risk aversion that permeated the market as well as the disappointing operating performance by several companies in the industry, telecommunications experienced a difficult six-month period. In light of these challenging conditions, the Trust continued to focus on companies with strong liquidity and proven access to capital. During the period under review, the Trust initiated a position in McLeodUSA, a competitive local exchange carrier
(CLEC) with a fully funded business plan. McLeod has a proven ability to integrate acquisitions, and with a cash cushion of almost $600 million at a time when many of its competitors are struggling for funding, the company has a competitive advantage in the consolidation of the industry.


TELECOMMUNICATIONS - WIRELESS

The wireless sector continued to experience improving fundamentals during the reporting period. Better technology and more attractive pricing plans led to an increasing number of users. New service offerings such as wireless Internet and other data applications should continue to drive future demand growth. To take advantage of the cellular industry's expected growth, the Trust initiated a position in Triton PCS. Strong demand growth also gave rise to an advantageous merger and acquisition environment. The bonds of Voicestream Wireless, a Trust holding, rallied during the period as it became more likely that the company would be purchased by investment grade-rated Deutsche Telekom.

PROCESS INDUSTRIES - CHEMICALS

Commodity chemical producers, which include petrochemicals, suffered during the six months under review as the unprecedented spike in crude oil and natural gas prices increased their costs while a slowing economy reduced demand for their products. Specialty chemical producers, on the other hand, are further removed from the commodity side of the business, so their costs were not nearly as impacted by higher crude oil and natural gas prices. Demand for their products also held up better during the period. As it became clear that the economy was slowing, the Trust lightened its overall chemicals exposure while shifting its focus to the more protected specialty names and away from commodity chemical producers. The Trust purchased the bonds of epoxy resin manufacturer Resolution Performance Products and specialty chemical producer PMD Group, companies with more stable cash flows. We sold Georgia Gulf and Lyondell Chemical, two commodity producers whose bonds were trading at premiums despite weakening results and uncertain outlooks.


HEALTH SERVICES - HEALTH CARE

The health care industry benefited on two fronts during the six months ended February 28, 2001. First, private payers and Medicare increased their payouts to hospitals and other health care providers. Second, given the slowing economic environment, the health care industry's stable revenue streams increasingly attracted investors. In line with this trend, the Trust increased its exposure to this defensive industry and purchased Tenet

TOP 10 HOLDINGS
Based on Total Market Value
2/28/01 vs. 8/31/00

2/28/01
---------------------------------------
Republic of Brazil                2.7%

Exelon Corp.                      2.3%

FPL Group Inc.                    2.0%

Millicom International
Cellular SA                       1.9%

Sovereign Bancorp                 1.8%

Charter Communications            1.8%

Station Casinos                   1.8%

Riverwood International           1.7%

Duke Energy                       1.7%

TXU Corp.                         1.7%

8/31/00
---------------------------------------
Republic of Brazil                2.7%

Duke Energy Corp.                 2.3%

Southern Co.                      2.2%

Millicom International
Cellular SA                       1.9%

FPL Group Inc.                    1.8%

Avecia Group                      1.8%

TXU Corp.                         1.7%

Williams Communications           1.7%

Consolidated Container
Co. LLC                           1.6%

Level 3 Communications            1.5%


Healthcare bonds. Tenet owns hospitals nationwide, which enables the company to negotiate attractive deals with managed care payers and other hospital suppliers.


ELECTRIC UTILITIES

Early in the reporting period, electric utility stocks performed well as investors fleeing more risky assets were attracted to the industry's high relative yields and lower than historical valuations. As valuations returned to more normal levels, the Trust lightened its exposure to the industry. In December 2000, the California energy crisis caused stock declines among utility companies with exposure to the California market, which also dampened the utility index's performance. Toward the end of the period, the index's return was also negatively impacted as the Fed's rate cuts prompted investors to move back into riskier assets. Despite utilities stocks' recent weakness, we continue to believe the better growth opportunities created by deregulation in other parts of the country should improve the industry's outlook, and we invested in utilities that are expected to profit from these opportunities.


WHAT'S AHEAD

In our opinion, with the Fed in an easing mode, the environment for fixed income assets, including high yield bonds, and utility stocks should improve. In addition, although economic growth has clearly slowed and the risk of a recession is real, the spread between Treasuries and high yield bonds are well above the historical average. This wide spread level means that high yield bonds have already priced in the risk of a recession and that investors are more than compensated for such a risk. Plus, if major stock market volatility continues, we believe that utility stocks may once again benefit as investors seek more defensive asset classes. Overall, with such historically attractive valuations for the Trust's major asset classes and with the expectations for further Fed interest rate cuts, we hold a positive outlook for the Trust.

Sincerely,

/s/ Christopher Molumphy

Christopher Molumphy
Senior Portfolio Manager
Franklin Universal Trust



/s/ Glenn I. Voyles

Glenn I. Voyles
Portfolio Manager
Franklin Universal Trust



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.


PRICE AND DISTRIBUTION INFORMATION

                                      CHANGE      2/28/01     8/31/00
----------------------------------------------------------------------
Net Asset Value                       -$0.06       $8.15       $8.21
Market Price (NYSE)                   +$0.332      $8.020      $7.688
DISTRIBUTIONS (9/1/00-2/28/01)
Dividend Income                       $0.402


PERFORMANCE


                                       6-MONTH          1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------------
Cumulative Total Return(1)

 Based on change in net asset value     +4.73%          +13.55%    +38.85%    +251.47%

 Based on change in market price       +10.02%          +37.53%    +45.06%    +262.23%

Average Annual Total Return(1)

 Based on change in net asset value     +4.73%          +13.55%     +6.78%     +13.39%

 Based on change in market price       +10.02%          +37.53%     +7.72%     +13.74%

Distribution Rate(2)                            10.02%

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Distribution rate is based on an annualization of the Trust's February 6.70 cent ($0.0670) per share dividend and the NYSE closing price of $8.02 on 2/28/01.



--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

PORTFOLIO OPERATIONS




CHRISTOPHER MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc., since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Universal Trust since 1991.


GLENN I. VOYLES
Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN



The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PNC Bank, N.A. (the "Plan Agent"),
Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution payable either in cash or in stock of the Trust and the market price of shares on the valuation date equals or exceeds the net asset value, the Trust will issue new shares to you at the higher of net asset value or 95% of the then current market price. If the market price is lower than net asset value and if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Trust had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Trust will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Bank, N.A. and sent to PNC Bank, N.A., Attn: Franklin Universal Trust, P.O. Box 8950, 400 Bellevue Parkway, Wilmington, Delaware 19809.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments that you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Trust issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN UNIVERSAL TRUST
Financial Highlights

                                                       SIX MONTHS
                                                         ENDED
                                                       FEBRUARY 28,                      YEAR ENDED AUGUST 31,
                                                          2001        ----------------------------------------------------------
                                                       (UNAUDITED)       2000        1999        1998        1997        1996
                                                      --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the period)
Net asset value, beginning of period ..............    $   8.21       $   8.91     $   9.28    $  10.20    $   9.53    $   9.36
                                                      --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................         .39            .81          .82         .85         .86         .82
 Net realized and unrealized gains (losses) .......        (.05)          (.65)        (.35)       (.63)        .65         .20
                                                      --------------------------------------------------------------------------
Total from investment operations ..................         .34            .16          .47         .22        1.51        1.02
                                                      --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.40)          (.80)        (.84)       (.80)       (.83)       (.85)
 Net realized gains ...............................          --           (.06)          --        (.34)       (.01)         --
                                                      --------------------------------------------------------------------------
Total distributions ...............................        (.40)          (.86)        (.84)      (1.14)       (.84)       (.85)
                                                      --------------------------------------------------------------------------
Net asset value, end of period ....................    $   8.15       $   8.21     $   8.91    $   9.28    $  10.20    $   9.53
                                                      ==========================================================================
Market value, end of period(b) ....................    $  8.020       $  7.688     $  8.688    $  9.250    $  9.500    $  9.125
                                                      ==========================================================================

Total return (based on market value per share)(c) .       10.02%          (.40%)       2.95%       9.40%      14.00%      12.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $219,370       $220,742     $239,537    $248,419    $273,173    $255,200
Ratios to average net assets:
 Expenses .........................................        3.18%(d)       3.15%        2.92%       2.63%       2.72%       2.80%
 Net investment income ............................        9.72%(d)       9.92%        8.86%       8.29%       8.74%       8.56%
Portfolio turnover rate ...........................       18.02%         29.59%       31.62%      36.66%      51.48%      19.24%
Total debt outstanding at end of period (000's) ...    $ 75,000       $ 75,000     $ 75,000    $ 75,000    $ 74,987    $ 74,974
Asset coverage per $1,000 of debt .................    $  3,925       $  3,948     $  4,194    $  4,312    $  4,643    $  4,404
Average amount of notes per share during the period    $   2.78       $   2.79     $   2.79    $   2.80    $   2.80    $   2.80


(a) Based on average shares outstanding effective year ended August 31, 1999.

(b) Based on the last sale on the New York Stock Exchange.

(c) Total return is not annualized for periods less than one year.

(d) Annualized


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                                                        SHARES/
                                                                                                       WARRANTS/
                                                                                        COUNTRY         RIGHTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS, AND RIGHTS 30.70%
   CONSUMER NON-DURABLES .5%
   R.J. Reynolds Tobacco Holdings Inc. ..........................................    United States        18,000       $  1,017,000
   CONSUMER SERVICES                                                                                                   ------------
   Marriott International Inc., A ...............................................    United States         1,504             64,191
   ENERGY MINERALS .3%                                                                                                 ------------
(a)Abraxas Petroleum Corp. ......................................................    United States        93,240            424,242
(a)Abraxas Petroleum Corp., rts., 11/01/04 ......................................    United States       196,740             60,989
   Devon Energy Corp. ...........................................................    United States         3,285            187,245
(a)McMoran Exploration Co. ......................................................    United States         1,800             25,920
                                                                                                                       ------------
                                                                                                                            698,396
   INDUSTRIAL SERVICES 2.5%                                                                                            ------------
   Dynegy Inc. ..................................................................    United States        60,000          2,820,000
   Enron Corp. ..................................................................    United States        28,815          1,973,828
(a)R&B Falcon Corp., 144A, wts., 5/01/09 ........................................    United States         1,250            634,375
                                                                                                                       ------------
                                                                                                                          5,428,20
   NON-ENERGY MINERALS .2%                                                                                             ------------
   Anglogold Ltd., ADR ..........................................................     South Africa        30,446            494,748
(a)Gulf States Steel Inc., wts., 4/15/03 ........................................    United States         4,000                  4
                                                                                                                       ------------
                                                                                                                            494,752
   PROCESS INDUSTRIES                                                                                                  ------------
(a)Gaylord Container Corp., wts., 11/01/02 ......................................    United States        46,137             69,206
   PRODUCER MANUFACTURING .1%                                                                                          ------------
(a)Harvard Industries Inc. ......................................................    United States       109,618             98,656
   TELECOMMUNICATIONS 2.5%                                                                                             ------------
   AT&T Corp. ...................................................................    United States       125,000          2,875,000
   BellSouth Corp. ..............................................................    United States        60,000          2,517,600
(a)Loral Space & Communications Ltd., wts., 1/15/07 .............................    United States         5,000             21,250
(a)Poland Telecom Finance, 144A, wts., 12/01/07 .................................        Poland            3,000                  3
                                                                                                                       ------------
                                                                                                                          5,413,853
   UTILITIES 24.6%                                                                                                     ------------
   Allegheny Energy Inc. ........................................................    United States        17,500            830,375
   American Electric Power Co. Inc. .............................................    United States        50,000          2,377,000
   Atmos Energy Corp. ...........................................................    United States        85,000          1,980,500
   CMS Energy Corp. .............................................................    United States        60,000          1,773,000
   Dominion Resources Inc. ......................................................    United States        50,000          3,278,000
   DTE Energy Co. ...............................................................    United States       100,000          3,631,000
   Duke Energy Corp. ............................................................    United States       120,000          4,890,000
   Exelon Corp. .................................................................    United States       100,000          6,537,000
   FPL Group Inc. ...............................................................    United States        90,000          5,854,500
   Montana Power Co. ............................................................    United States        80,000          1,444,000
   Pinnacle West Capital Corp. ..................................................    United States        30,000          1,393,500
   Reliant Energy Inc. ..........................................................    United States        96,200          4,041,362
   Southern Co. .................................................................    United States       140,000          4,333,000
   TXU Corp. ....................................................................    United States       118,000          4,866,320

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)(CONT.)

                                                                                                        SHARES/
                                                                                                       WARRANTS/
                                                                                        COUNTRY         RIGHTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS, AND RIGHTS (CONT.)
   UTILITIES (CONT.)
   Utilicorp United Inc. ........................................................    United States       130,000       $  3,854,500
   Xcel Energy Inc. .............................................................    United States       104,470          2,946,054
                                                                                                                       ------------
                                                                                                                         54,030,111
                                                                                                                       ------------
   TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $50,446,289)                                                           67,314,368
   PREFERRED STOCKS 1.7%                                                                                               ------------
   CONSUMER SERVICES 1.6%
   Sinclair Capital, 11.625%, pfd. ..............................................    United States        40,000          3,580,000
   PROCESS INDUSTRIES .1%                                                                                              ------------
(a)Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 ..................................      Indonesia       4,000,000            250,000
                                                                                                                       ------------
   TOTAL PREFERRED STOCKS (COST $8,000,000)                                                                               3,830,000
   CONVERTIBLE PREFERRED STOCKS 2.8%                                                                                   ------------
   CONSUMER SERVICES .6%
   MediaOne Group Inc., 7.00%, cvt. pfd. ........................................    United States        44,400          1,336,440
   FINANCE .7%                                                                                                         ------------
   Archstone Communities Trust, $1.75, cvt. pfd., A .............................    United States        45,000          1,497,600
   UTILITIES 1.5%                                                                                                      ------------
   Mirant Trust I, 6.25%, cvt. pfd., A ..........................................    United States         5,800            333,500
   Utilicorp United Inc., 9.75%, cvt. pfd. ......................................    United States        91,000          2,876,510
                                                                                                                       ------------
                                                                                                                          3,210,010
                                                                                                                       ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,622,475) .........................                                         6,044,050
                                                                                                                       ------------
                                                                                                       PRINCIPAL
                                                                                                       AMOUNT(d)
                                                                                                      ----------
   BONDS 93.4%
   COMMERCIAL SERVICES .8%
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ..................    United Kingdom   $2,800,000          1,834,000
   CONSUMER DURABLES .2%                                                                                                -----------
   E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...................    United States     1,750,000            542,500
   CONSUMER NON-DURABLES .9%                                                                                            -----------
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ............    United States     3,500,000          1,758,750
(c)Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 .....................    United States     2,000,000            110,000
                                                                                                                        -----------
                                                                                                                          1,868,750
   CONSUMER SERVICES 28.2%                                                                                              -----------
   Advantica Restaurant Group Inc., senior note, 11.25%, 1/15/08 ................    United States     1,598,325          1,046,903
   AMFM Inc. senior sub. note, B, 8.75%, 6/15/07 ................................    United States     2,000,000          2,095,000
   AMFM Inc., senior note, 8.00%, 11/01/08 ......................................    United States     2,000,000          2,055,000
(b)Atherton Franchise Capital, LP, 13.073%, 12/01/08 ............................    United States     1,091,792            797,008
   Century Communications Corp., B, senior disc. note, 1/15/08 ..................    United States     5,000,000          2,350,000
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
    9.92% thereafter, 4/01/11 ...................................................    United States     5,750,000          3,996,250
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/05,
    11.75% thereafter, 1/15/10 ..................................................    United States     1,750,000          1,168,125

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)(CONT.)

                                                                                                       PRINCIPAL
                                                                                        COUNTRY        AMOUNT(d)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER SERVICES (CONT.)
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .........................    United States    $3,000,000       $  3,255,000
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ...........................    United Kingdom    3,000,000          2,685,000
   EchoStar Broadband Corp., senior note, 144A, 10.375%, 10/01/07 ...............    United States     4,500,000          4,623,750
(c)Family Restaurant Inc., senior note, 9.75%, 2/01/02 ..........................    United States     2,000,000            410,000
   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02,
      9.75% thereafter, 8/15/07 .................................................    United States     4,000,000          3,660,000
   Hollinger International Inc., senior sub. note, 9.25%, 2/01/06 ...............    United States     1,000,000          1,020,000
   Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ............    United States     4,000,000          4,030,000
   Insight Midwest, senior note, 144A, 10.50%, 11/01/10 .........................    United States     3,500,000          3,762,500
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
    10.00% thereafter, 3/01/08 ..................................................    United States     2,000,000          1,540,000
   Lodgian Finance Corp, 12.25%, 7/15/09 ........................................    United States     4,000,000          3,740,000
   Park Place Entertainment Corp., 9.375%, 2/15/07 ..............................    United States     4,000,000          4,170,000
(c)Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 .........................    United States     3,000,000            345,000
   Premier Parks Inc., senior disc. note, zero cpn. to 4/01/03,
    10.00% thereafter, 4/01/08 ..................................................    United States     4,000,000          3,130,000
   Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ..................    United States     2,250,000          2,295,000
   Station Casino Inc., senior note, 144A, 8.375%, 2/15/08 ......................    United States     5,000,000          5,056,250
   Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
    9.25% thereafter, 4/15/09 ...................................................    United Kingdom    1,500,000            922,500
   Telewest Communications PLC, zero cpn. to 2/01/05, 11.375% thereafter, 2/01/10    United Kingdom    3,500,000          2,152,500
   United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
    12.50% thereafter, 8/01/09 ..................................................     Netherlands      3,850,000          1,617,000
                                                                                                                        -----------
                                                                                                                         61,922,786
   DISTRIBUTION SERVICES                                                                                                -----------
(c)AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 .............    United States     1,000,000             13,750
(c)AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ........    United States     2,700,000             37,125
                                                                                                                        -----------
                                                                                                                             50,875
                                                                                                                        -----------
   ELECTRONIC TECHNOLOGY 1.0%
   Flextronics International Ltd., senior sub. note, 9.875%, 7/01/10 ............      Singapore       2,000,000          2,110,000
                                                                                                                        -----------
   ENERGY MINERALS 2.3%
   Abraxas Petroleum Corp., senior notes, 11.50%, 11/01/04 ......................    United States     1,000,000            912,500
   P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 .....................    United States       500,000            527,500
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ................    United States     3,500,000          3,710,000
                                                                                                                        -----------
                                                                                                                          5,150,000
   FINANCE 2.4%                                                                                                         -----------
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ........................    United States     5,000,000          5,325,000
                                                                                                                        -----------
   GOVERNMENT BONDS 6.7%
   ESCOM, E168, utility deb., 11.00%, 6/01/08 ...................................     South Africa     4,350,000 ZAR        536,994
   Republic of Brazil, 12.75%, 1/15/20 ..........................................        Brazil        8,000,000          7,840,000
   Republic of Bulgaria, FRN, 6.313%, 7/28/11 ...................................       Bulgaria       4,000,000          3,000,000
   United Mexican States, 11.375%, 9/15/16 ......................................        Mexico        2,750,000          3,223,688
                                                                                                                        -----------
                                                                                                                         14,600,682
   HEALTH SERVICES 4.3%                                                                                                 -----------
   HCA-The Healthcare Co., 8.75%, 9/01/10 .......................................    United States     1,500,000          1,601,250
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ..............    United States     2,300,000          2,150,500

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)(CONT.)

                                                                                                       PRINCIPAL
                                                                                        COUNTRY        AMOUNT(d)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   HEALTH SERVICES (CONT.)
   Tenet Healthcare Corp., 8.125%, 12/01/08 .....................................    United States     4,000,000       $  4,075,000
(c)Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 .....................    United States     3,200,000          1,552,000
                                                                                                                       ------------
                                                                                                                          9,378,750
   INDUSTRIAL SERVICES 3.7%                                                                                            ------------
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .............    United States    $2,000,000          1,935,000
   R & B Falcon Corp., senior note, 12.25%, 3/15/06 .............................    United States     1,400,000          1,770,990
   RBF Finance Co., senior note, 11.375%, 3/15/09 ...............................    United States     1,200,000          1,445,501
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
    9.875% thereafter, 2/15/08 ..................................................    United States     3,550,000          3,035,250
                                                                                                                       ------------
                                                                                                                          8,186,741
   NON-ENERGY MINERALS 1.8%                                                                                            ------------
   Ormet Corp., senior secured note, 144A, 11.00%, 8/15/08 ......................    United States     4,000,000          3,260,000
   Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 ...................    United States     2,000,000            730,000
                                                                                                                       ------------
                                                                                                                          3,990,000
   PROCESS INDUSTRIES 13.0%                                                                                            ------------
   Anchor Glass, first mortgage, 11.25%, 4/01/05 ................................    United States     4,200,000          3,339,000
   Avecia Group PLC, senior note, 11.00%, 7/01/09 ...............................    United Kingdom    3,000,000          3,165,000
   Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 ..........    United States     4,500,000          4,432,500
   Container Corp. of America, senior note, A, 9.75%, 4/01/03 ...................    United States     3,000,000          3,082,500
   Huntsman ICI Chemicals, zero cpn., 12/31/09 ..................................    United States     7,500,000          2,587,500
   Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17 ..................      Indonesia       3,000,000            637,500
   PMD Group Inc. 144A, senior sub. note, 11.00%, 2/28/11 .......................    United States       800,000            824,000
   Resolution Performance Products, 144A, 13.50%, 11/15/10 ......................    United States     1,600,000          1,720,000
   Riverwood International, senior sub. note, 10.875%, 4/01/08 ..................    United States     5,000,000          5,000,000
   Westpoint Stevens Inc., 7.875%, 6/15/05 ......................................    United States     4,500,000          3,746,250
                                                                                                                       ------------
                                                                                                                         28,534,250
   PRODUCER MANUFACTURING 4.7%                                                                                         ------------
   Derlan Industries Ltd., senior note, 10.00%, 1/15/07 .........................        Canada        1,165,000          1,092,188
   Nortek Inc., senior note, B, 9.125%, 9/01/07 .................................    United States     4,000,000          3,920,000
   Nortek Inc., senior note, 8.875%, 8/01/08 ....................................    United States     1,000,000            962,500
(c)Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ............    United States     2,250,000            185,624
   Tenneco Automotive Inc., senior sub. note, 11.625%, 10/15/09 .................    United States     2,000,000            770,000
   Terex Corp., senior sub. note, 8.875%, 4/01/08 ...............................    United States     2,650,000          2,477,750
   Terex Corp., senior sub. note, D, 8.875%, 4/01/08 ............................    United States     1,000,000            935,000
                                                                                                                       ------------
                                                                                                                         10,343,062
   TECHNOLOGY SERVICES .6%                                                                                             ------------
(c)Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 ..........................    United States     3,100,000            480,500
   PSINet Inc., senior note, 10.50%, 12/01/06 ...................................    United States       700,000            157,500
   PSINet Inc., senior note, 11.00%, 8/01/09 ....................................    United States     3,250,000            715,000
                                                                                                                       ------------
                                                                                                                          1,353,000
   TELECOMMUNICATIONS 21.7%                                                                                            ------------
   Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ......................        Canada        3,750,000          1,368,750
   Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
    11.25% thereafter, 8/01/11 ..................................................    United States     6,000,000          4,320,000

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)(CONT.)

                                                                                                       PRINCIPAL
                                                                                        COUNTRY        AMOUNT(d)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS(CONT.)
   TELECOMMUNICATIONS(CONT.)
   Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ..............    United States     4,000,000       $  4,300,000
   Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
    11.25% thereafter, 7/15/07 ..................................................    United States     5,000,000          4,443,750
   Level 3 Communications Inc., senior disc. note, zero cpn to 12/01/03,
    10.50% thereafter 12/01/08 ..................................................    United States     7,000,000          4,060,000
   Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
    12.50% thereafter, 1/15/07 ..................................................    United States    $5,000,000          1,875,000
   McLeodUSA Inc., senior note, 11.375%, 1/01/09 ................................    United States     2,900,000          3,037,750
   Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ............................    United States     4,000,000            700,000
   Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01,
    13.50% thereafter, 6/01/06 ..................................................      Luxembourg      6,000,000          5,370,000
   Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
    9.95% thereafter, 2/15/08 ...................................................    United States     5,000,000          3,812,500
   Nextel Partners Inc., 11.00%, 3/15/10 ........................................    United States     1,500,000          1,458,750
   NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ..................    United States     2,000,000          1,670,000
   NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ....................    United States     2,000,000          1,645,000
(c)Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 .....................        Poland        3,000,000             45,000
   Triton PCS Inc., senior sub note, 144A, 9.375%, 2/01/11 ......................    United States     2,300,000          2,305,750
   Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
    11.875% thereafter, 11/15/09 ................................................    United States     3,500,000          2,695,000
   Williams Communications, Group Inc., senior note, 10.875%, 10/01/09 ..........    United States     5,000,000          4,500,000
                                                                                                                        -----------
                                                                                                                         47,607,250
   TRANSPORTATION 1.1%                                                                                                  -----------
   American Commercial Lines LLC, senior note, 10.25%, 6/30/08 ..................    United States     2,500,000          1,675,000
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ...........    United States       500,000            502,500
                                                                                                                        -----------
                                                                                                                          2,177,500
                                                                                                                        -----------
   TOTAL BONDS (COST $247,191,676)...............................................                                       204,975,146
   CONVERTIBLE BONDS 1.9%                                                                                               -----------
   ELECTRONIC TECHNOLOGY 1.5%
   Amkor Technology Inc., cvt., 5.00%, 3/15/07 ..................................    United States     2,000,000          1,467,500
   Sanmina Corp, cvt., zero cpn., 9/12/20 .......................................    United States     5,000,000          1,843,750
                                                                                                                        -----------
                                                                                                                          3,311,250
   NON-ENERGY MINERALS .4%                                                                                              -----------
   Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ..........................        Canada        1,500,000            871,874
                                                                                                                        -----------
   TOTAL CONVERTIBLE BONDS (COST $4,918,287) ....................................                                         4,183,124
                                                                                                                        -----------
   TOTAL LONG TERM INVESTMENTS (COST $316,178,727) ..............................                                       286,346,688
                                                                                                                        -----------

FRANKLIN UNIVERSAL TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(e)REPURCHASE AGREEMENT 1.0%
   Joint Repurchase Agreement, 5.40%, 03/01/01 (Maturity Value $2,213,430)
    (COST $2,213,098) ...........................................................                     $2,213,098       $  2,213,098
     ABN Amro Inc. New York
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear Stearns Securities Corp.
     Deutsche Bank Government Securities
     Dresdner Kleinwort Benson, North America LLC
     JP Morgan
     Morgan Stanley & Co. Inc.
     Nesbitt Burns Securities Inc.
     Paribas Corporation
     Societe Generale
     USB Warburg
      Collateralized by U.S. Treasury Bills                                                                            ------------
   TOTAL INVESTMENTS (COST $318,391,825) 131.5% .................................                                       288,559,786
   OTHER ASSETS, LESS LIABILITIES (31.5%) .......................................                                       (69,189,871)
                                                                                                                       ------------
   NET ASSETS 100.0% ............................................................                                      $219,369,915
                                                                                                                       ============

CURRENCY ABBREVIATION:
ZAR - South African Rand


(a) Non-Income producing

(b) See Note 8 regarding restricted securities.

(c) See Note 7 regarding defaulted securities.

(d) The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) Investment is through participation in a joint account with other funds managed by the investment advisor. At February 28, 2001, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $318,391,825) .................    $288,559,786
 Cash ....................................................................         742,500
 Receivables:
  Investment securities sold .............................................          55,604
  Dividends and interest .................................................       5,125,036
 Notes issuance costs (Note 3) ...........................................          99,674
                                                                              ------------
      Total assets .......................................................     294,582,600
                                                                              ------------
Liabilities:
 Payables:
  Affiliates .............................................................         197,128
  Notes (Note 3) .........................................................      75,000,000
 Other liabilities .......................................................          15,557
                                                                              ------------
      Total liabilities ..................................................      75,212,685
                                                                              ------------
       Net assets, at value ..............................................    $219,369,915
                                                                              ============
Net assets consist of:
 Undistributed net investment income .....................................    $  4,575,588
 Net unrealized depreciation .............................................     (29,832,006)
 Accumulated net realized loss ...........................................      (3,615,027)
 Capital shares ..........................................................     248,241,360
                                                                              ------------
      Net assets, at value ...............................................    $219,369,915
                                                                              ============
Net asset value per share ($219,369,915 / 26,930,832) ....................    $       8.15
                                                                              ============


See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment income:
 Dividends ...............................................................    $  1,861,307
 Interest ................................................................      11,914,723
                                                                              ------------
      Total investment income ............................................      13,776,030
                                                                              ------------
Expenses:
 Management fees (Note 4) ................................................       1,080,778
 Transfer agent fees .....................................................          37,828
 Custodian fees ..........................................................           2,509
 Reports to shareholders .................................................          13,230
 Professional fees .......................................................           9,881
 Trustees' fees and expenses .............................................           8,007
 Amortization of note issuance costs (Note 3) ............................          19,738
 Other ...................................................................          21,636
                                                                              ------------
  Expenses before interest expense .......................................       1,193,607
  Interest expense (Note 3) ..............................................       2,209,192
                                                                              ------------
      Total expenses .....................................................       3,402,799
                                                                              ------------
       Net investment income .............................................      10,373,231
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................       5,697,546
  Foreign currency transactions ..........................................          (2,766)
                                                                              ------------
      Net realized gain ..................................................       5,694,780
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................      (6,893,141)
  Translation of assets and liabilities denominated in foreign currencies              177
                                                                              ------------
      Net unrealized depreciation ........................................      (6,892,964)
                                                                              ------------
Net realized and unrealized loss .........................................      (1,198,184)
                                                                              ------------
Net increase in net assets resulting from operations .....................    $  9,175,047
                                                                              ============


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2000

                                                                                            SIX MONTHS            YEAR
                                                                                               ENDED              ENDED
                                                                                         FEBRUARY 28, 2001   AUGUST 31, 2000
                                                                                         -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income...............................................................     $  10,373,231      $  21,874,492
  Net realized gain (loss) from investments and foreign currency transactions.........         5,694,780         (5,573,528)
  Net unrealized depreciation on investments and translation of assets and liabilities
   denominated in foreign currencies..................................................        (6,892,964)       (11,929,553)
                                                                                         -----------------------------------
      Net increase in net assets resulting from operations............................         9,175,047          4,371,411
 Distributions to shareholders from:
  Net investment income...............................................................       (10,814,982)       (21,625,478)
  Net realized gains..................................................................                --         (1,541,218)
                                                                                         -----------------------------------
 Total distributions to shareholders..................................................       (10,814,982)       (23,166,696)
 Capital share transactions: (Note 2).................................................           268,107                 --
                                                                                         -----------------------------------
      Net decrease in net assets......................................................        (1,371,828)       (18,795,285)
Net assets:
 Beginning of period..................................................................       220,741,743        239,537,028
                                                                                         -----------------------------------
 End of period........................................................................     $ 219,369,915      $ 220,741,743
                                                                                         ===================================
Undistributed net investment income included in net assets:
 End of period........................................................................     $   4,575,588      $   5,017,339
                                                                                         ===================================


                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)


Cash flow from operating activities:
 Dividends and interest received .............................    $  10,079,279
 Operating expenses paid .....................................       (1,311,118)
 Interest expense paid .......................................       (2,209,192)
                                                                  -------------
      Cash provided - operations .............................        6,558,969
                                                                  =============
Cash flow from investing activities:
 Investment purchases ........................................     (610,477,713)
 Investment sales and maturities .............................      615,208,119
                                                                  -------------
      Cash provided - investments ............................        4,730,406
                                                                  =============
Cash flow from financing activities:
 Distributions to shareholders ...............................      (10,546,875)
                                                                  -------------
      Cash used - financing ..................................      (10,546,875)
                                                                  =============
Net change in cash ...........................................          742,500
                                                                  -------------
Cash at beginning of period ..................................               --
                                                                  -------------
Cash at end of period ........................................    $     742,500
                                                                  =============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

Net investment income ........................................    $  10,373,231
 Amortization income .........................................       (3,269,195)
 Amortization of note issuance cost ..........................           19,738
 Decrease in dividends and interest receivable ...............         (435,637)
 Decrease in other liabilities ...............................         (129,168)
                                                                  -------------
Cash provided - operations ...................................    $   6,558,969
                                                                  =============

                       See notes to financial statements.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $167,105.


2. SHARES OF BENEFICIAL INTEREST

At February 28, 2001, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2000, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the period ended February 28, 2001, 33,471 shares were issued for $268,107 from reinvested distributions.


3. SENIOR FIXED-RATE NOTES

On August 24, 1998, the Fund issued $75 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 5.94% per year, to maturity on August 31, 2003. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 2001.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (continued)


5. INCOME TAXES

At February 28, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $318,400,190 was as follows:

          Unrealized appreciation ...    $ 30,743,448
          Unrealized depreciation ...     (60,583,852)
                                         ------------
          Net unrealized depreciation    $(29,840,404)
                                         ============

At August 31, 2000, the Fund has tax basis capital losses of $5,088,195 which may be carried over to offset future capital gains. Such losses expire in 2008.

At August 31, 2000, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 1999 of $4,187,186 and $3,487 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $50,643,190 and $52,429,797, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 70.34% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 2001, the Fund held nine defaulted securities with a value aggregating $3,178,999 representing 1.45% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN UNIVERSAL TRUST
Notes to Financial Statements (unaudited) (continued)


8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At February 28, 2001, the fund held one restricted security representing .36% of the Fund's net assets.

PRINCIPAL                                                        ACQUISITION
 AMOUNT      ISSUER                                                  DATE         COST        VALUE
----------------------------------------------------------------------------------------------------
$1,091,792   Atherton Franchise Capital, LP, 13.073%, 12/01/08     4/28/94     $1,091,792   $797,008









28